UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2009
Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1122 International Blvd., Suite 601, Burlington,Ontario, Canada L7L 6Z8
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets	1
Item 9.01	Financial Statements and Exhibits	1
Signatures		2
Ex-23.1	Consent of Crowe Horwath LLP
Ex-99.1	Financial Statements of the Miami-Dade County Operations (A Division of Republic Services of Florida, a Limited Partnership) as of and for the Nine Months Ended September 30, 2009
Ex-99.2	Financial Statements of the Miami-Dade County Operations (A Division of Republic Services of Florida, a Limited Partnership) as of and for the Year Ended December 31, 2008
Ex-99.3	Unaudited Pro Forma Condensed Consolidated Financial Information
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Explanatory Note
     This amendment on Form 8-K/A is being filed to amend Item 2.01 of the Form 8-K Waste Services, Inc. filed with the Securities and Exchange Commission on October 6, 2009. This amendment does not reflect events occurring after the filing of the original report and does not modify or update the disclosures therein in any way other than as required to provide the audited financial statements for the nine months ended September 30, 2009 and the year ended December 31, 2008.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
     In October 2009, we acquired Republic Services’ operations in Miami-Dade County, Florida (the “Miami-Dade County Operations”) for $32.0 million in cash plus an adjustment for working capital.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

The Financial Statements of the Miami-Dade County Operations (a division of Republic Services of Florida, a Limited Partnership) as of and for the nine months ended September 30, 2009 and as of and for the year ended December 31, 2008 are incorporated herein by reference from Exhibit 99.1 and Exhibit 99.2 to this Current Report.

(b)	Pro forma financial information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Waste Services, Inc. as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008 are incorporated herein by reference from Exhibit 99.3 to this Current Report.

(d)	Exhibits
23.1	Consent of Crowe Horwath LLP

99.1	Financial Statements of the Miami-Dade County Operations (A Division of Republic Services of Florida, a Limited Partnership) as of and for the Nine Months Ended September 30, 2009

99.2	Financial Statements of the Miami-Dade County Operations (A Division of Republic Services of Florida, a Limited Partnership) as of and for the Year Ended December 31, 2008

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
By:	/s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President and General Counsel

Date: December 18, 2009

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